SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

Cash Account Trust
Government & Agency Securities Portfolio — DWS Government & Agency Money Fund
Tax-Exempt Portfolio — DWS Tax–Exempt Money Fund
DWS Money Funds
DWS Money Market Prime Series — DWS Money Market Fund

The following disclosure replaces similar disclosure in the section entitled “POLICIES ABOUT TRANSACTIONS” in each fund’s prospectus:

Account Maintenance Fee. The fund charges a $20 account maintenance fee for each fund account that has a balance below $10,000. Except as otherwise noted below, fund accounts are not aggregated by share class or fund. The assessment will occur once per calendar year and may be assessed through the automatic redemption of fund shares in your account. The fee will be assessed on each fund account that falls below the minimum for any reason, including market value fluctuations, redemptions or exchanges.

The account maintenance fee will not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; (v) accounts held by shareholders who maintain $100,000 or more in aggregate assets in DWS fund shares; (vi) shareholders who consent to electronic delivery for all documents (which include statements, prospectuses, annual and semi–annual reports, and other materials), except for tax forms; (vii) Uniform Gift to Minors (UGMA) and Uniform Transfer to Minors (UTMA) accounts; (viii) Coverdell Education Savings Account (ESA) accounts; and (ix) IRA accounts for shareholders beginning in the year in which they turn age 70 1/2. You may elect to receive electronic delivery of DWS fund materials by registering on dws–investments.com or by calling the telephone number on the back cover.

Please Retain This Supplement for Future Reference

March 11, 2014 PROSTKR-343